                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(s)

      1.    HIGHLAND CREDIT STRATEGIES FUND


                ITEM                                                    INFORMATION

Name:                                  Highland Credit Strategies Fund

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.
Issuer Name and Ticker or              Gray Television, Inc [GTN]
Trading Symbol:

Date of Earliest Transaction           May 14, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting              10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:        /s/ James D. Dondero
                                                --------------------------------
                                       Name:    James D. Dondero
                                       Title:   President
                                       Date:    May 16, 2007

      2.    HIGHLAND MULTI-STRATEGY ONSHORE MASTER SUBFUND, L.L.C.

                ITEM                                                    INFORMATION

Name:                                  Highland Multi-Strategy Onshore Master SubFund, L.L.C.

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or              Gray Television, Inc [GTN]
Trading Symbol:

Date of Earliest Transaction           May 14, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting              10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By: Highland Multi-Strategy Master Fund, L.P., its managing member
                                       By: Highland Multi-Strategy Fund GP, L.P., its general partner
                                       By: Highland Multi-Strategy Fund GP, L.L.C., its general partner
                                       By: Highland Capital Management, L.P., its sole member
                                       By: Strand Advisors Inc, its general partner

                                       By:        /s/ James D. Dondero
                                                --------------------------------
                                       Name:    James D. Dondero
                                       Title:   President
                                       Date:    May 16, 2007

      3.    HIGHLAND MULTI-STRATEGY MASTER FUND, L.P.

                ITEM                                                    INFORMATION

Name:                                  Highland Multi-Strategy Master Fund, L.P.

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or              Gray Television, Inc [GTN]
Trading Symbol:

Date of Earliest Transaction           May 14, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting              10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By: Highland Multi-Strategy Fund GP, L.P., its general partner
                                       By: Highland Multi-Strategy Fund GP, L.L.C., its general partner
                                       By: Highland Capital Management, L.P., its sole member
                                       By: Strand Advisors Inc, its general partner

                                       By:        /s/ James D. Dondero
                                                --------------------------------
                                       Name:    James D. Dondero
                                       Title:   President
                                       Date:    May 16, 2007

      4.    HIGHLAND MULTI-STRATEGY FUND GP, L.P.

                ITEM                                                    INFORMATION

Name:                                  Highland Multi-Strategy Fund GP, L.P.

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or              Gray Television, Inc [GTN]
Trading Symbol:

Date of Earliest Transaction           May 14, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting              10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By: Highland Multi-Strategy Fund GP, L.L.C., its general partner
                                       By: Highland Capital Management, L.P., its sole member
                                       By: Strand Advisors Inc, its general partner

                                       By:        /s/ James D. Dondero
                                                --------------------------------
                                       Name:    James D. Dondero
                                       Title:   President
                                       Date:    May 16, 2007

      5.    HIGHLAND MULTI-STRATEGY FUND GP, L.L.C.

                ITEM                                                    INFORMATION

Name:                                  Highland Multi-Strategy Fund GP, L.L.C.

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or              Gray Television, Inc [GTN]
Trading Symbol:

Date of Earliest Transaction           May 14, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting              10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By: Highland Capital Management, L.P., its sole member
                                       By: Strand Advisors Inc, its general partner

                                       By:        /s/ James D. Dondero
                                                --------------------------------
                                       Name:    James D. Dondero
                                       Title:   President
                                       Date:    May 16, 2007

      6.    STRAND ADVISORS, INC.

                ITEM                                                    INFORMATION

Name:                                  Strand Advisors, Inc.

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or              Gray Television, Inc [GTN]
Trading Symbol:

Date of Earliest Transaction           May 14, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting              10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:        /s/ James D. Dondero
                                                --------------------------------
                                       Name:    James D. Dondero
                                       Title:   President
                                       Date:    May 16, 2007

      7.    JAMES D. DONDERO

                ITEM                                                    INFORMATION

Name:                                  James D. Dondero

Address:                               Two Galleria Tower
                                       13455 Noel Road, Ste. 800
                                       Dallas, Texas 75240

Designated Filer:                      Highland Capital Management, L.P.

Issuer Name and Ticker or              Gray Television, Inc [GTN]
Trading Symbol:

Date of Earliest Transaction           May 14, 2007
Required to be Reported
(Month/Day/Year):

If Amendment, Date Original            Not Applicable
Filed (Month/Day/Year):

Relationship of Reporting              10% Owner
Person(s) to Issuer:

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:        /s/ James D. Dondero
                                                --------------------------------
                                       Name:    James D. Dondero
                                       Date:    May 16, 2007